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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-52524, 33-52526, 33-52528, 33-92208, 33-92184, 333-65181, 333-94987,
333-37442, 333-70648 and 333-101806 of Starbucks Corporation on Forms S-8 of our report dated December 4, 2002, incorporated by reference in this Form 10-K/A and attached as an exhibit to the Annual Report on Form 10-K of Starbucks Corporation for the fiscal year ended September 29, 2002.

/s/ DELOITTE & TOUCHE LLP
Seattle, Washington
February 11, 2003